Exhibit 99.1

FOR IMMEDIATE RELEASE
July 2, 2007

CITIZENS FINANCIAL CORPORATION TO ENGAGE IN “GOING-PRIVATE” TRANSACTION

Louisville, Kentucky.  Citizens Financial Corporation (Nasdaq: CNFL) (the “Company”) announced today it will be engaging in what is commonly referred to as a “going private” transaction.  The purpose of the transaction will be to deregister the Company’s Class A common stock with the Securities and Exchange Commission (the “SEC”), which will allow the Company to cease filing reports with the SEC. In order to deregister its shares, the Company will need to reduce its record number of Class A shareholders to below 300. To accomplish this, the Company’s board of directors has proposed a 1-for-250 reverse stock split that will have the effect of reducing the Company’s number of record Class A shareholders from approximately 2,388 to approximately 159. Fractional shares resulting from the proposed reverse stock split will not be issued, but will instead be purchased by the Company at a purchase price of $7.25 per share for each share of Class A common stock that becomes a fractional share as a result of the reverse stock split.  The Company’s board believes that deregistering the Company’s shares will significantly reduce its securities-related regulatory compliance costs, which primarily include legal and auditing fees, as well as internal costs associated with document preparation and review.

The Company expects to repurchase approximately 170,331 of its 1,586,111 currently outstanding shares of Class A common stock as part of the proposed transaction, which is subject to shareholder approval. The Company expects to hold a special meeting prior to the end of 2007 to allow shareholders to vote on this matter.   The estimated cost of the repurchase of the fractional shares in the reverse stock split is approximately $1,234,900, which the Company plans to finance with borrowings against a line of credit.

Citizens Financial Corporation is a holding company that engages in the business of life insurance, annuities, and accident and health insurance through its life insurance subsidiaries, primarily Citizens Security Life Insurance Company.

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because they will include words such as “intends,” “believes,” “anticipates” or “expects,” or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, among others, the Company’s ability to complete the going private transaction in a timely manner or at all, the failure of the Company’s shareholders to approve the proposed transaction, the risk that the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected, and other factors discussed in the Company’s filings with the SEC. Investors should consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

THIS RELEASE IS NOT A REQUEST FOR A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SECURITIES. THE PROPOSED TRANSACTION WILL BE SUBMITTED TO SHAREHOLDERS OF THE COMPANY FOR THEIR CONSIDERATION. THE COMPANY WILL FILE A PRELIMINARY PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION WITH THE SEC AND WILL FILE A DEFINITIVE PROXY STATEMENT AND RELATED DOCUMENTS UPON COMPLETION OF SEC REVIEW.  THE PROXY STATEMENT WILL BE SENT TO ALL  SHAREHOLDERS ENTITLED TO VOTE ON THE TRANSACTION. YOU ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. YOU WILL BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT THE COMPANY, AT THE SEC’S INTERNET SITE (http://www.sec.gov). COPIES OF THE PROXY STATEMENT CAN BE OBTAINED, WHEN AVAILABLE AND WITHOUT CHARGE, BY DIRECTING A REQUEST TO CITIZENS FINANCIAL CORPORATION, 12910 SHELBYVILLE ROAD, SUITE 300, LOUISVILLE, KENTUCKY 40243, ATTN: SECRETARY.

INFORMATION REGARDING THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IS INCLUDED OR INCORPORATED BY REFERENCE IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006 AND IN ITS PROXY STATEMENTS FOR ITS ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS AS FILED WITH THE SEC.